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                                                                    EXHIBIT 10.6


April 14, 1999


Hancock Fabrics, Inc.
3406 W. Main Street
Tupelo, Mississippi 38803
Attention: Bruce Smith
           Chief Financial Officer

RE: CREDIT AGREEMENT DATED AS OF SEPTEMBER 30, 1993 (AS AMENDED BY THAT CERTAIN AMENDMENT AGREEMENT NO. 1 DATED AS OF MAY 31, 1995, THAT CERTAIN AMENDMENT AGREEMENT NO. 2 DATED AS OF APRIL 1, 1998 AND THAT CERTAIN AMENDMENT AGREEMENT NO. 3 DATED AS OF JUNE 10, 1998, THE "CREDIT AGREEMENT") AMONG HANCOCK FABRICS, INC. ("BORROWER"), NATIONSBANK, N.A., AS AGENT FOR THE LENDERS ("AGENT") AND THE LENDERS SIGNATORY THERETO FROM TIME TO TIME (EACH A "LENDER" AND COLLECTIVELY THE "LENDERS")

Dear Mr. Smith:

Reference is made to the Credit Agreement. Notice is hereby provided that effective April 16, 1999 the Credit Agreement shall be terminated and all amounts outstanding thereunder on account of principal, interest, fees of otherwise shall be immediately due and payable.

Please acknowledge your receipt of this notice by executing below and delivering to the attention of the Agent an executed copy of the same.


                                        Sincerely,


                                        NATIONSBANK, N.A., as Agent and
                                        As a Lender

                                        By: /s/ E. Bradley Jones
                                           ------------------------------
                                        Name: E. Bradley Jones
                                             ----------------------------
                                        Title: Vice President
                                              ---------------------------

                                        WACHOVIA BANK, N.A.


                                        By: /s/ Karin E. Reel
                                           -------------------------------
                                        Name: Karin E. Reel
                                             -----------------------------
                                        Title: Vice President
                                              ----------------------------


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                                        SUNTRUST BANK, ATLANTA


                                        By: /s/ Laura Kahn
                                           --------------------------------
                                        Name: Laura Kahn
                                             ------------------------------
                                        Title: Senior Vice President
                                              -----------------------------


                                        BANK OF MISSISSIPPI


                                        By: /s/ Coy Livingston
                                           --------------------------------
                                        Name: Coy Livingston
                                             ------------------------------
                                        Title: Executive Vice President
                                              -----------------------------


ACKNOWLEDGED AND AGREED:

HANCOCK FABRICS, INC.


By: /s/ Bruce D. Smith
   --------------------------------
Name: Bruce D. Smith
     ------------------------------
Title: Chief Financial Officer
      -----------------------------